         OPPENHEIMER INTERNATIONAL VALUE FUND
            Supplement dated July 10, 2008
       to the Prospectus dated August 27, 2007

This supplement amends the Prospectus dated August
27, 2007. It replaces the supplement dated August 31,
2007 and is in addition to any other supplements.

The Prospectus is revised by deleting the section
titled "The Manager - Advisory Fees" on page 15 in
its entirety and replacing it with the following:

  Advisory Fees.  The Fund pays the Manager an
    advisory fee computed on the total net assets
    of the Fund as of the close of each business
    day at an annual rate that declines as the
    Fund's assets grow: the Fund pays 0.85% of
    the first $500 million of average annual net
    assets, 0.75% of the next $500 million, and
    0.70% of average annual net assets in excess
    of $1 billion. The Fund's management fee for
    the fiscal year ended April 30, 2007 was
    0.85% of average annual net assets for each
    class of shares.

    The Manager has voluntarily agreed to waive a
    portion of the advisory fee so that the
    advisory fee on the Fund's daily net assets
    over $2.0 billion is 0.67%. This voluntary
    waiver may be withdrawn at any time.

    Effective July 1, 2008, the Manager will
    voluntarily waive a portion of the Fund's
    advisory fee so that the effective advisory
    fee rate for the Fund will not exceed the
    combined effective advisory fee and
    administrative fee rates of Quest
    International Value Fund, measured as of the
    last business day of the prior month. This
    voluntary waiver may be withdrawn at any time.

    A discussion regarding the basis for the
    Boards' approval of the Fund's investment
    advisory agreement with the Manager is
    available in the Fund's Semi-Annual Report to
    shareholders for the fiscal period ended
    October 31, 2007.

July 10, 2008                              PS0625.010